                                                                    Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Annual Report of Globix Corporation (the "Company") on Form 10-K for the fiscal year ending September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Robert M. Dennerlein, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 18, 2003
                                                /s/ Robert M. Dennerlein
                                                -------------------------
                                                Robert M. Dennerlein
                                                Chief Financial Officer